UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 9, 2012

JBI, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52444	20-4924000
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1783 Allanport Road, Thorold Ontario		L0S 1K0
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (905) 384-4383

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities.

On July 9, 2012, the management of JBI, Inc. (the “Company”) announced to the employees of its Javaco Inc. subsidiary its plan to close its Javaco operations in Columbus, Ohio over the next several weeks.  Javaco is a retail and wholesale distributor of equipment, hardware and tools for maintenance and construction and was acquired by the Company in August 2009.  In the year ended December 31, 2011, approximately $2.3 million of the Company’s total sales of $2.6 million were derived from Javaco; however, the business has not been profitable since 2010.  The closing of Javaco is part of the Company’s strategic plan to focus on its core business, Plastic2Oil®, or P2O®.

The Company expects to incur expenses and charges during the third quarter of 2012 in connection with the closing of Javaco facility.  These expenses and charges, which cannot be reasonably  estimated at this time, will include, without limitation, the following  major components: (i) those associated with the early termination of the  lease for 7,000 square feet of office and warehouse space; (ii) those associated with the  separation from employment of five employees at the Javaco facility;  (iii) those associated with the liquidation and redeployment of assets and preparing the building for return to the  landlord; and (iv) possible impairment of assets.  An amendment to this Form 8-K will be filed when estimates for these expenses and charges are determined.

On July 13, 2012, the Company issued a press release announcing the closing of its Javaco operations. A copy of the press release is attached hereto as Exhibit 99.1.

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including the expected financial effect of the closing including estimate of costs. Statements that may be considered forward-looking include statements incorporating terms such as "expects," "believes," "intends," “estimates”, “forecasts,” "anticipates," “may,” “should”, and similar terms that relate to future events, performance, or results of the Company and specifically include statements made in this Report regarding the expected costs, savings, and timing of the closing of Javaco as well as the reduction in workforce at its Javaco facility. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the historical experience of the Company and management's present expectations or projections, including unexpected adjustments made in connection with the preparation and review of the Company’s financial statements. Management believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and management undertakes no obligation to update publicly any of them in light of new information or future events.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release, dated July 13, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBI, Inc.

July 13, 2012	By:	/s/ Matthew J. Ingham
	Name:	Matthew J. Ingham
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 13, 2012.